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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ETS PAYPHONES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
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October 1, 2004

Dear Shareholder:

        I am pleased to invite you to attend the annual meeting of stockholders of ETS Payphones, Inc. ("ETS") to be held on December 1, 2004 at 1:00 p.m. at the Wyndham Hotel, 700 King Street, Wilmington, Delaware.

        At this year's meeting you will vote on the election of a Director and ratification of the selection of Tauber & Balser, P.C. as independent public accountants of ETS.

        Attached you will find a notice of meeting and proxy statement containing further information about these items and the meeting. Also enclosed is a proxy card for you to return your vote and a return envelope for your proxy card as well as an admission card if you plan to attend.

        Your vote is very important. Whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible. You may vote by telephone (1-800-776-9437) or by completing and mailing the enclosed proxy card. Voting will ensure your representation at the meeting if you do not attend in person and will also help reduce expenses by helping ensure that a quorum is present. The enclosed materials describe the different voting procedures.

        In the meantime, please visit the ETS website at www.etspayphones.com, Investor Relations, to review updates on the Litigation Trust, Edwards Indictment and Securities and Exchange Commission filings. Also, you may call our Investor hotline at 1-888-819-0046 extension 5017, or Investor Relations at 770-819-1610 extension 1366 if you have any questions.

Thank you for your support of ETS.

Sincerely,
/s/ GUY A. LONGOBARDO
Guy A. Longobardo Chairman and Chief Executive Officer

ETS PAYPHONES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 1, 2004

TO THE OWNERS OF COMMON STOCK OF ETS PAYPHONES, INC.

        As a stockholder of ETS PAYPHONES, INC., a Delaware corporation (the "Company"), you are cordially invited to be present, either in person or by proxy, at the Annual Meeting of Stockholders of the Company to be held at the Wyndham Hotel, 700 King Street, Wilmington, Delaware on December 1, 2004 at 1:00 p.m., local time, for the following purposes:

  1.
  To elect a director, whose term is expiring, to serve a new term as specified in the Company's By-Laws.

  2.
  To ratify the selection of Tauber & Balser, P.C. as the independent public accountants of the Company for the fiscal year ending December 31, 2004.

  3.
  To transact such other business as may properly come before the meeting and any adjournments thereof.

        Only stockholders of record at the close of business on October 1, 2004 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

        If you are unable to attend the annual meeting in person, it is extremely important that you complete the enclosed proxy or call the toll free number shown on the ballot to cast your vote so that we may be assured of a quorum. Failure to have a quorum may result in the Company incurring the additional expense of a rescheduled stockholders' meeting and proxy solicitation which will further erode stockholder value. If you plan to attend the Annual Meeting in person, you will need to bring your admission ticket and a photo ID. However, even if you plan to attend, we ask that you promptly MARK, SIGN, DATE and RETURN the enclosed proxy promptly in the enclosed self-addressed envelope or call the toll-free number listed to help us determine if a costly solicitation of proxies by an outside service bureau can be avoided. Our Directors, officers and employees may solicit proxies by mail, telephone, E-mail, and personal contact. They will not receive any additional compensation for these activities. If you receive more than one proxy because you own shares registered in different names or addresses, each proxy should be completed and returned. Your proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

        Your attention is directed to the attached Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ GUY A. LONGOBARDO
GUY A. LONGOBARDO CHAIRMAN AND CEO
Lithia Springs, Georgia October 1, 2004

ETS PAYPHONES, INC.
1490 WESTFORK DRIVE
SUITE G
LITHIA SPRINGS, GEORGIA 30122
(770) 819-1600

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 1, 2004

        The Annual Meeting of Stockholders of ETS Payphones, Inc., a Delaware corporation (the "Company"), will be held on December 1, 2004, at the time and place and for the purposes set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors on behalf of the Company in connection with such meeting and any continuation or adjournment thereof. If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies (except for those proxies that have been effectively revoked or withdrawn) will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting, notwithstanding that such proxies may have been effectively voted on the same or any other matter at a previous meeting. The Annual Meeting will begin promptly at 1:00 p.m. In order to avoid any disruption for those in attendance, late comers will not be seated. This Proxy Statement and the enclosed form of proxy are first being sent to the stockholders on or about October 15, 2004.

        The costs of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers and employees of the Company may solicit proxies in person, electronically or by telephone at no additional compensation. The Company will also request record holders of Common Stock who are brokerage firms, custodians and fiduciaries to forward proxy materials to the beneficial owners of such shares.

        Any proxy given pursuant to this solicitation may be revoked by the filing with and receipt by the Secretary of the Company of a written revocation or duly-executed proxy bearing a later date and does not preclude the stockholder from voting in person at the Annual Meeting if he or she so desires. The persons named in the form of proxy solicited by the Board of Directors will vote all proxies that have been properly executed. If a stockholder specifies on such proxy a choice with respect to the proposal to be acted upon, the proxy will be voted in accordance with such specification. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE PROPOSALS LISTED ON THE PROXY CARD.

VOTING SECURITIES

        Only holders of record of the Company's common stock, par value $0.0001 per share ("Common Stock"), at the close of business on October 1, 2004 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting. As of the Record Date, 4,987,624 shares of Common Stock were issued and outstanding. Each holder of record of Common Stock is entitled to one vote for each share held with respect to all matters to be voted upon at the Annual Meeting. Voting rights of the Common Stock are noncumulative.

        Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum, permitting the business of the meeting to be conducted. The affirmative vote of the holders of a majority of the shares of Common

Stock present in person or represented by proxy at the Annual Meeting and voted on the subject matter will be required to act on Proposal Number 1. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be required to act on Proposal Number 2. Shares for which the holder has elected to abstain or has withheld authority to vote on a matter will count toward a quorum but will have different effects on the outcome of the vote on such matter. An abstention from voting on a matter (other than the election of directors) has the same legal effect as a vote against the matter, even though the stockholder may interpret such action differently.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

        No single person known by the Company beneficially owned more than five percent of the Company's Common Stock as of October 1, 2004.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

        The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of December 31, 2003 for (a) each of the three highest paid persons who are officers or directors, and (b) those directors that own Company Common Stock and (c) all directors and current executive officers of the Company as a group. The Company does not have any ten percent (10%) stockholders. Except as otherwise noted, the Company believes that the persons or entities in this table have sole voting and investing power with respect to all the shares of Common Stock owned by them. Any information appearing below concerning persons other than officers and directors of the Company is to the Company's best knowledge based on information obtained from the Company's transfer agent.

Name and Address of Owner	Amount owned	Percent of Class
Guy A. Longobardo(1) 1490 Westfork Drive Suite G Lithia Springs, GA 30122	0	*
Michael H. McClellan(1) 1490 Westfork Drive Suite G Lithia Springs, GA 30122	0	*
Todd W. Stutts(1)(3) 1490 Westfork Drive Suite G Lithia Springs, GA 30122	0	*
Michael H. Buck(4) 1490 Westfork Drive Suite G Lithia Springs, GA 30122	4479	*
Michael M. Scott(4) 1490 Westfork Drive Suite G Lithia Springs, GA 30122	1281	*
All Officers and Directors as a Group(2)	5760	*

*
Less than 1%

(1)
Executive Officer

(2)
All Officers and directors as a Group consists of 6 Officers and 3 Directors.

(3)
Todd Stutts resigned effective 6/18/04 and George Pupala was hired effective 6/28/04 to replace Mr. Stutts as Vice-President of Sales. Mr. Pupala does not own any shares of Company stock.

(4)
Director that owns Company Common Stock.

PROPOSAL 1

ELECTION OF DIRECTOR

        Michael H. Buck has been nominated by the Board of Directors for re-election to the Board of Directors at the Annual Meeting. This nominee is currently a director and was appointed in connection with the confirmation of the Plan of Reorganization, which was effective December 5, 2002. Directors serve a three-year term and if re-elected, Mr. Buck would serve until the date of the annual meeting following December 31, 2006.

        Mr. Buck was appointed a Board Member in November 2002 as a Class I Director until the upcoming annual meeting. Mr. Buck was President of Buckland Group Inc, a Sears Authorized Dealer from November 2001 until December 2003. Mr. Buck was also owner of Communications Opportunities from 1998 until 2000. Mr. Buck also served as a member of the creditors committee during the bankruptcy period of the predecessor Company which was incorporated in Georgia, also known as "Old ETS" in public filings with the Bankruptcy Court and Securities and Exchange Commission (SEC) filing of Form 10-SB. Mr. Buck earned his BA Degree from Dartmouth College. Mr. Buck also was a Registered Representative for a New York Stock Exchange member firm from 1968 until 1997. Mr. Buck acted as an agent selling payphone leases for Old ETS. As of the annual meeting date, Mr. Buck is 70 years old.

        No family relationship exists between Mr. Buck and any director or officer or employee.

RECOMMENDATION

        THE BOARD OF DIRECTORS BELIEVES THAT THE RE-ELECTION OF MICHAEL H. BUCK IS IN THE BEST INTEREST OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE "FOR" THIS NOMINEE AS SET FORTH IN PROPOSAL 1.

OFFICERS, BOARD OF DIRECTORS AND COMMITTEES

        Listed below are the names, positions, ages and histories for the Company's directors and executive officers.

Name	Age	Position
Guy A. Longobardo	43	President, Chief Executive Officer and Chairman of the Board(1)(2)
Michael H. McClellan	52	Executive Vice President, Chief Financial Officer and Treasurer(1)(2)
David C. Jones	61	Vice President of Human Resources and Secretary(1)
Jeffrey E. Fennell	42	Vice President of Operations(1)
James B. Leimbach	50	Vice President of Accounting(1)
George Pupala	61	Vice President of Sales(1)
Michael H. Buck	70	Director(2)
S. Gregory Hays	47	Director(2)
Michael M. Scott	67	Director(2)

(1)
Executive Officer

(2)
Director

        Mr. Longobardo is the President, Chief Executive Officer and Chairman of the Board of Directors. Mr. Longobardo joined ETS in February 2001. Prior to that time he served as General Counsel, Vice President of Corporate Development and Corporate Secretary of AMNEX, Inc. since March 1998 and assumed the duties of Chief Executive Officer of AMNEX, Inc. and its subsidiaries after AMNEX had filed for bankruptcy in May of 1999. From February 1995 until joining AMNEX, Mr. Longobardo was employed by HSBC Securities, Inc., the U.S. securities subsidiary of HSBC Holdings plc, where he most recently served as a Managing Director and Head of Corporate Finance in its Investment Banking Division. From 1985 through February 1994, he was an attorney in the Corporate Department of the law firm of Milbank, Tweed, Hadley & McCloy. Mr. Longobardo holds a BA degree in Economics from Williams College and a JD from Columbia University School of Law. Mr. Longobardo serves as a director on the board of the American Public Communications Council.

        Mr. McClellan is the Executive Vice President, Chief Financial Officer, and Treasurer of the Company. Mr. McClellan earned his Bachelor of Science Degree from Stanford University in Palo Alto, California. He later earned his MBA degree in Finance and Accounting from Rollins College in Winter Park, Florida. Prior to joining us in December 2000, Mr. McClellan served as Vice President—Finance for UPS Truck Leasing. He joined UPS Truck Leasing in 1987 and held various positions in the Finance Department. At UPS, Mr. McClellan was responsible for creating the financial modeling and forecasting, cost reduction requirements and programs improving returns on invested capital. Mr. McClellan serves as an alternate director on the board of the American Public Communications Council.

        Mr. Jones is the Company's Vice President of Human Resources and Corporate Secretary. He joined ETS in September 1999. Mr. Jones earned his Bachelor of Arts Degree in English from the University of Richmond, Richmond, Virginia. From 1997 to 1999, Mr. Jones was Vice President of Human Resources for One Source, a commercial cleaning and landscaping company with annual sales in excess of $826 million and 38,000 employees. Mr. Jones managed a staff of ten Human Resources professionals in developing policies and procedures, overseeing safety performance, designing benefit programs, and developing compensation structure. Mr. Jones previously held Senior Human Resources positions with Scientific Games, Inc. in Atlanta, Georgia, and Avondale Mills in Sylacauga, Alabama.

        Mr. Fennell is the Company's Vice President of Operations. Mr. Fennell joined the Company in April 2003. Mr. Fennell earned a degree from the Community College of the Air Force, majoring in Electronics Engineering Technology. Prior to joining us, from 2000 to 2002, Mr. Fennell was Vice President of North American Operations at Vital Network Services, a provider of voice and data networks to corporations. At Vital Network Services, he managed over one hundred employees including Area Operations Managers, Project Managers, and Telecommunication Technicians. Mr. Fennell previously held various positions with Milgo/Timeplex Solutions in Clearwater, Florida (1995-2000) and US West Information Systems in Atlanta, Georgia.

        Mr. Leimbach is the Company's Vice President of Accounting. Mr. Leimbach earned his BA degree from Furman University and his Master of Accountancy from the University of Georgia. He has also been an Accounting Instructor at Perimeter College in Atlanta. Prior to joining ETS in May 2003, Mr. Leimbach was employed as a Certified Public Accountant (CPA) with Stresser & Associates, CPA's, in Atlanta, from February 2002 to May 2003. Mr. Leimbach previously held the position of Controller with Lenze Corporation (March 1999 to February 2002), responsible for all accounting, cash management, and annual audits. He also held several positions, including Controller, in the six years he was with International Telemedia Associates, Inc. responsible for monthly financial statements, bank relations, annual audits, and local exchange carrier payments. Earlier in his career, Mr. Leimbach worked for BellSouth as a Manager, and Arthur Andersen & Company as an Auditor. Mr. Leimbach has held an active license as a Certified Public Accountant in the State of Georgia since 1984.

        Mr. Pupala is Vice President of Sales responsible for operation of the Sales and Marketing group. He has the major role in enhancing the Company's core payphone business and developing new services such as prepaid cards and Public Internet Access systems including WiFi and IP Camera Systems. Prior to joining ETS in July of 2004, Mr. Pupala was President of Sound Integrity Services, Inc., a company he founded that developed, sold, delivered and supported public internet access systems. His experience includes more than 35 years of sales in the Telecommunications and Operations Systems area. Mr. Pupala earned a degree in Communications from Ohio State University and served as an Information Officer in The United States Air Force, Systems Command. In addition to participating in several startups, he has held management and operational positions at Taft Broadcasting, Control Data Corp., Emulex, Racal-Datacom, Ascom-Timeplex and Clarent Corporation.

        Mr. Michael H. Buck was appointed a Board Member in November 2002 as a Class I Director until the annual meeting after the 12/31/2003 fiscal year end. Mr. Buck was President of Buckland Group Inc, a Sears Authorized Dealer from November 2001 until December 2003. Mr. Buck was also owner of Communications Opportunities from 1998 until 2000. Mr. Buck also served as a member of the creditors committee during the Old ETS bankruptcy. Mr. Buck earned his BA Degree from Dartmouth College. Mr. Buck also was a Registered Representative for a New York Stock Exchange member firm from 1968 until 1997. Mr. Buck acted as an agent selling payphone leases for Old ETS.

        Mr. S. Gregory Hays was appointed a Board Member in July 2003 as a Class II Director until the annual meeting after the 12/31/2004 fiscal year end. Mr. Hays has been Managing Director of Hays Financial Consulting in Atlanta, Georgia since July 1, 2001. Previously Mr. Hays was Executive Vice President for William G. Hays & Associates, Inc. from January 1, 1990 until June 30, 2001. Mr. Hays earned his BBA degree from Stetson University, and his Masters Degree in Finance from Georgia State University. In 2003 Mr. Hays received his professional designation as a Certified Insolvency & Restructuring Advisor.

        Mr. Michael M. Scott was appointed a Board Member in November 2002 as a Class II Director until the annual meeting after the 12/31/2004 fiscal year end. Mr. Scott has been self-employed as the owner of Sentinel Investment and Insurance Services since October 1, 1992, selling insurance, tax services, and until December 2001, securities. Mr. Scott earned his B.S. and Masters of Science degrees from Cambridge University in England. He also received his Chartered Financial Consultancy designation from American College in Pennsylvania. Mr. Scott acted as an agent selling payphone leases for Old ETS.

COMPOSITION OF THE BOARD

        The Company's Certificate of Incorporation and Bylaws provide that the number of directors constituting the Board of Directors shall be such number, not fewer than three nor more than five, as is established from time to time by resolution of the Board of Directors. The Board of Directors currently consists of five directors whose terms are listed below. A vacancy in the Board of Directors may be filled only by vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

        The term of Class I Directors expires on the date of the Annual Meeting following December 31, 2003. The term of Class II Directors expires on the date of the Annual Meeting following December 31, 2004. The term of Class III Directors expires on the date of the Annual Meeting following December 31, 2005. The classes and governing dates for the current directors are listed below:

Name	Class	Governing Date
Michael H. Buck	I	December 31, 2003
S. Gregory Hays	II	December 31, 2004
Michael M. Scott	II	December 31, 2004
Guy A. Longobardo	III	December 31, 2005
Michael H. McClellan	III	December 31, 2005

DIRECTOR COMPENSATION

        Non-executive officer members of the Board receive $20,000 annually for service on the Board of Directors or any committee thereof. In addition, Directors may be reimbursed for certain expenses in connection with attendance at Board and committee meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Audit Committee consists of Mssrs. Scott, Buck and Hays. The Audit Committee makes recommendations to the Board regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent auditors and reviews and evaluates the Company's audit and control functions.

        The Compensation Committee consists of Mssrs. Scott, Buck and Hays. The Compensation Committee reviews and recommends for Board approval compensation for executive officers and makes policy decisions concerning salaries and incentive compensation for employees and consultants of the Company.

        Our Company does not have a nominating committee. Nominations for each year are determined by the entire Board. The Board's process to identify and evaluate candidates for nomination to the Board of Directors includes consideration of candidates for nomination to the Board of Directors recommended by stockholders. Such stockholder recommendations must be delivered to our Corporate Secretary, together with the information required to be filed in a Proxy Statement with the Securities and Exchange Commission regarding director nominees and each such nominee must consent to serve as a director if elected, no later than the deadline for submission of stockholder proposals as set forth in our Bylaws and under the section of this Proxy Statement entitled "Stockholder Proposals." In considering and evaluating such stockholder proposals that have been properly submitted, the Board will apply substantially the same criteria that the Board believes must be met by a Board-recommended nominee as described below. To date, we have not received any properly submitted recommendations from stockholders requesting that the Board consider a candidate for inclusion among the Board's slate of nominees in our proxy statement.

        In evaluating director nominees, the Board currently considers the following factors:

    our needs with respect to the particular talents and experience of our directors;

    the knowledge, skills and experience of nominees, including experience in business or finance, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

    familiarity with our business and businesses similar to ours;

    experience with accounting rules and practices and corporate governance principles; and

    such other factors as the Board deems are in our best interests and the best interests of our stockholders.

        The Board identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. If any member of the Board does not wish to continue in service or if the Board of Directors decides not to renominate a member for re-election, the Board identifies the desired skills and experience of a new nominee, and discusses with the Board of Directors suggestions as to individuals who meet the criteria. The Board may also utilize the services of an outside search firm to assist it in finding appropriate nominees for the Board of Directors.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

        During the fiscal year ended December 31, 2003, the Company's Board of Directors held four meetings and all eligible directors attended all meetings.

        In the current fiscal year the Company's Board of Directors held seven meetings prior to October 1. All eligible directors attended all meetings. The Audit Committee was formed in April of 2004 and their report is included in this proxy statement.

        Although the securities of the Company are not listed on a national securities exchange or association, the Company's Audit Committee members meet the independence requirements as set forth by the NASDAQ Stock Exchange.

REPORT OF THE AUDIT COMMITTEE

        In accordance with the written charter adopted by the Company's Board of Directors, (see Appendix I) the Audit Committee of the Company's Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting processes. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and accounting principles generally accepted in the United States of America and for issuing a report thereon.

        In this context, the Audit Committee reviewed and discussed the financial statements with management and the independent auditors. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with auditing standards generally accepted in the United States of America and accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

        The Audit Committee discussed with the Company's management and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the management and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's accounting principles.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements of the Company for the year ended December 31, 2003 be included in the Company's Registration Statement on Form 10-SB for filing with the Securities and Exchange Commission. The Audit Committee has also recommended to the Board of Directors the selection of Tauber & Balser, P.C. as the Company's independent auditors for 2004, and the Board concurred in its recommendation.

                      Members of the Audit Committee
                      Michael H. Buck
                      S. Gregory Hays
                      Michael M. Scott

AUDIT FEES:

        Audit fees billed to the Company by Tauber & Balser, P.C. for the audit of the Company's annual financial statements, included in the Company's registration statement on Form 10-SB, for the 2003 fiscal year totaled approximately $130,447. Audit fees billed to the Company by Tauber & Balser, P.C. for the 2002 fiscal year totaled approximately $103,677. Additional audit fees of $12,305 were incurred for the audit of the Company's 401-K plan for the 2003 fiscal year.

AUDIT-RELATED FEES:

        In the last two fiscal years, Tauber & Balser, P.C. did not bill the Company for any assurance and related services that are reasonably related to the performance of the audit of the Company's financial statements.

TAX FEES:

        In the last two fiscal years Tauber & Balser, P.C. did not bill the Company for any professional services for tax compliance, tax advice, or tax planning.

ALL OTHER FEES:

        In the last two fiscal years, Tauber & Balser, P.C. did not bill the Company any fees for any other products and services.

EXECUTIVE COMPENSATION

        The following table sets forth the aggregate annual remuneration of each of the three highest paid persons who are officers or directors and the aggregate annual remuneration of the officers and directors as a group during the issuer's last fiscal year.

Name of Individual or Identity of Group	Capacities in Remuneration Was Received	Aggregate Remuneration
Guy A. Longobardo(1)	President and Chief Executive Officer	$373,079.80
Michael H. McClellan	Executive Vice President and Chief Financial Officer	$174,827.56
Todd W. Stutts(2)	Vice President of Sales	$151,970.03
Officers and Directors as a Group(3)		$1,008,829.76

(1)
In February 2004, Mr. Longobardo requested that the Board approve the reduction of his annual salary to $240,000 and also reduce other benefits provided under his employment agreement with the Company. The Board subsequently approved this salary and benefit reduction.

(2)
As noted previously, Mr. Stutts resigned his position effective 6/18/04 and is no longer an employee of the Company as of the date of this proxy statement.

(3)
The Officers and Directors Group consists of 6 Officers and 3 Directors.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        Tauber & Balser, P.C. has been selected as the Company's independent accountants for 2004. Tauber & Balser, P.C. served as the Company's independent accountants for 2003 and 2002.

        A representative of Tauber & Balser, P.C. will be present at the Annual Meeting and will be given the opportunity to make a statement, if he desires, and to respond to questions.

        There were no disagreements between the Company and Tauber & Balser, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Tauber & Balser, P.C.'s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

        None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred within the Company's two most recent fiscal years. During the Company's two most recent fiscal years ended December 31, 2003, the Company did not consult with Tauber & Balser, P.C. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

        In the event the proposal to ratify the selection of Tauber & Balser, P.C. is defeated, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the next year. However, because of the expense and difficulty in changing independent auditors after the beginning of a year, the Board of Directors intends to allow the appointment for fiscal 2004 to stand unless the Board of Directors finds other reasons for making a change.

RECOMMENDATION

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF TAUBER & BALSER, P.C. AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO EXAMINE AND REPORT UPON THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the Proxy will act in respect thereof in accordance with their best judgment.

        The Company will make available a list of stockholders as of the close of business on October 1, 2004, for inspection by stockholders during normal business hours from November 15, 2004 through November 30, 2004 at the Company's principal place of business, 1490 Westfork Drive, Suite G, Lithia Springs, Georgia. This office will be closed November 25 and November 26 for the Thanksgiving holiday. The stockholder list will also be available to stockholders at the December 1 meeting.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended to be presented at the Company's 2005 Annual Meeting of Stockholders must be received by the Secretary of the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting by January 3, 2005. The tentative date for the 2005 Annual Meeting is June 1. Any such stockholder proposal must meet the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

        COPIES OF THE COMPANY'S REGISTRATION STATEMENT ON FORM 10-SB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CAN BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY, 1490 WESTFORK DRIVE, SUITE G, LITHIA SPRINGS, GEORGIA 30122 ATTENTION: INVESTOR RELATIONS. THIS CAN ALSO BE OBTAINED BY GOING TO THE COMPANY'S WEB-SITE AT www.etspayphones.com WHERE LINKS TO THE COMPANY'S FORM 10-SB AND THE QUARTERLY FORMS 10-QSB ARE AVAILABLE.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ DAVID C. JONES
DAVID C. JONES SECRETARY

October 1, 2004

APPENDIX I

ETS PAYPHONES, INC.
AUDIT COMMITTEE CHARTER
EFFECTIVE AS OF APRIL 27, 2004

I.     Authorization and Purpose of the Audit Committee

        A.    The Board of Directors of ETS Payphones, Inc. (the "Board"), a Delaware corporation, (the "Company") hereby establishes an Audit Committee of the Board (the "Audit Committee") to carry out the duties and responsibilities assigned to the Audit Committee under the applicable securities laws (including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act")) and any applicable rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") or national exchange on which the Company's securities are listed. Further, the Audit Committee shall assist the Board in monitoring (i) the integrity of the financial statements of the Company; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and the independent auditors.

        B.    The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

        C.    The Audit Committee shall establish a Code of Business Conduct and Ethics (the "Code of Ethics") for senior financial officers and shall monitor the Company's efforts to ensure compliance with that Code of Ethics. In addition, the Audit Committee or the Board may adopt further changes or additional policies based on changes in law, regulation or circumstances. The Company's most recent Audit Committee Charter and Code of Ethics may be found on the Company's website at www.etspayphones.com.

II.    Members of the Audit Committee

        A.    The Audit Committee shall be comprised of at least two and no more than five independent directors. Each member of the Audit Committee must meet the independence and experience requirements of Section 10A(m)(3) of the Exchange Act and any applicable national exchange. All members of the Audit Committee shall be independent of the management of the Company and free of any relationship that, in the judgment of the Board, would interfere with their exercise of independent judgment as Audit Committee members. An independent director must not (i) be an officer, employee or affiliate of the Company or its subsidiaries; (ii) be compensated by the Company in any capacity other than as a Board or committee member; and (iii) have any relationship or interest that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. No Audit Committee member may vote on any matter in which he or she is not independent.

        B.    Each member of the Audit Committee must be able to read and understand financial statements at the time of appointment. The Company shall disclose in its periodic reports whether or not the Audit Committee includes at least 1 member who is a "financial expert" within the meaning of Section 407(b) of the Sarbanes-Oxley Act. If there is no expert, the Company shall state its reasons for not including a financial expert.

        C.    The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board. Audit Committee members shall not simultaneously serve on

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the audit committees of more than two other public companies unless the Board affirmatively determines that the director is able to effectively serve on the Audit Committee.

        D.    The responsibilities of a member of the Audit Committee are in addition to his or her responsibilities as a member of the Board. No Audit Committee member and no affiliate of any Audit Committee member shall receive any compensation or service from the Company, but the Audit Committee member shall receive the compensation paid to him or her in his or her capacity as a member of the Board and Audit Committee member, as approved annually by the Board. The Audit Committee may direct the Company's counsel to prepare a memorandum on a regular basis setting forth the standards applicable to the members of the Audit Committee under applicable laws and regulations.

III.  Meetings

        A.    The Audit Committee shall meet at the request of the Chief Financial Officer or the independent auditor or as often as it determines or as circumstances dictate, but not less frequently than quarterly once the Company files a registration statement with the Securities and Exchange Commission. The Audit Committee shall meet periodically with the Chief Financial Officer, the internal auditors and the independent auditor in separate executive sessions, but not less frequently than quarterly once the Company files a registration statement with the Securities and Exchange Commission. The Audit Committee may request any officer or employee of the Company or the Company's counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        B.    All meetings of the Audit Committee required by this Charter shall be held without any other members of the Board present. Portions of all meetings with external accountants and internal audit officers shall be held without any other members of management present. Meetings may be held in person or by telephonic means at the discretion of the chair of the Audit Committee.

IV.    Assistance from Others

        The Audit Committee may request reports from the Chief Executive Officer, the Chief Financial Officer, or other officers of the Company. The Audit Committee may retain and determine the funding for experts to advise or assist it, including independent counsel, accountants, financial analysts or others, and the Company shall provide sufficient funding therefor.

V.     Scope of Responsibility

        A.    The Audit Committee shall assist the Board in its oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the Company's internal audit function and the Company's independent auditors. The Audit Committee shall also prepare the report of the Audit Committee to be included in the Company's annual proxy statement.

        B.    The Audit Committee shall assist the Board in fulfilling its oversight responsibilities by (i) reviewing the Company's financial information that will be provided to its shareholders and to analysts, (ii) working with management to establish, subject to the approval of the Board, the systems of internal controls, (iii) reviewing the systems of internal controls and reports of variance from those controls, (iv) reviewing all audit processes and results of internal audits, and (v) reviewing the Company's accounting, reporting and financial practices.

        C.    The Audit Committee does not prepare financial statements on behalf of the Company or perform the Company's audits, and its members are not the Company's auditors and do not certify the

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Company's financial statements. These functions are performed by the Company's management and independent auditors.

        D.    In addition to the matters set forth herein, the Audit Committee shall perform such other functions as are required by law, the Company's Certificate of Incorporation or Bylaws, or the Board.

VI.   Responsibilities and Duties

Financial Statement and Disclosure Matters

        A.    The Audit Committee shall:

              i.  recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K;

             ii.  prepare the Audit Committee report to be included in the Company's annual proxy statement;

            iii.  conduct or authorize investigations into any matters within its scope of responsibilities;

            iv.  review and discuss earnings or financial related press releases (including the use of "pro forma" or "adjusted" non-GAAP information) and earnings guidance provided to analysts and ratings agencies;

             v.  review and discuss with management the policies and guidelines for risk assessment and management;

            vi.  take any other action permitted by applicable laws, rules, and regulations necessary to accomplish any action authorized by this Charter or to further the goals of the Audit Committee as set forth in this Charter; and

           vii.  report its actions and budget to the Board.

        B.    All actions taken by the Audit Committee shall be in compliance with any applicable rule or regulation that has been or shall be promulgated by the Commission, NASD, or any national exchange on which the Company's securities are listed and to which the Company is subject.

Relationships with Independent Auditors

        C.    In order to retain independent auditors to review the records and accounts of the Company, the Audit Committee shall:

              i.  have the sole responsibility for the appointment, dismissal, compensation and oversight of the Company's independent auditors to conduct Company audits or to perform permissible non-audit services, with the independent auditors ultimately accountable to the Audit Committee with respect to such matters;

             ii.  review the independent auditors' scope and audit plan prior to the commencement of the audit;

            iii.  determine the scope of the audit and the associated fees to be paid to the independent auditors (for both audit and permissible non-audit work);

            iv.  discuss with the independent auditor any relationships that may affect the auditor's independence;

             v.  confirm and oversee the independence of the auditors;

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            vi.  review and evaluate the lead (or coordinating) partner of the independent auditor team and ensure the rotation of the lead audit partner having primary responsibility for the audit as required by law;

           vii.  develop policies that may help ensure the independence of the Company's auditors; and

          viii.  set clear policies for the Company's hiring of employees or former employees of the independent auditors.

        D.    In its review of the independent auditors, the Audit Committee shall:

              i.  review the qualifications and experience of senior members of the audit team;

             ii.  ensure that the independent auditors provide the Audit Committee with timely reports of (a) all critical accounting policies and practices, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of using such alternatives, and the treatment preferred by the independent auditing firm, and (c) other material written communications between the independent auditor and management such as any management letter or schedule of unadjusted differences;

            iii.  review the independent auditors' reports on the adequacy of the Company's internal controls, including computerized information system controls and security; and

            iv.  obtain and review annually a report by the independent auditors describing (a) the auditing firm's internal quality control procedures, (b) any material issues raised by its most recent quality control review or investigation within the preceding five years and steps taken to resolve those issues, and (c) all relationships between the independent auditors and the Company.

        E.    Prior to the release or filing thereof, the Audit Committee shall review documents containing the Company's financial statements, including the interim financial reports and filings with the SEC or other regulators. The Audit Committee shall specifically review:

              i.  with the independent auditors and management, their processes for assessment of material misstatements, identification of the notable risk areas, and their response to those risks;

             ii.  with the management and the independent auditors, the Company's annual and quarterly financial statements and related footnotes as well as all of the Company's securities filings prior to their filing and release, paying particular attention to disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;"

            iii.  the independent auditors' audit of and report on the financial statements;

            iv.  with the independent auditors, any additions or changes in auditing or accounting principles suggested by the independent auditors, management, or the internal auditors;

             v.  with the independent auditors, the management letter provided by the independent auditors and the Company's response;

            vi.  the independent auditor's qualitative judgment about the appropriateness, and not just the acceptability, of accounting principles, use of estimates, basis for determining the amounts of estimates, and financial disclosures;

           vii.  with the independent auditors, any significant difficulties or disputes with management encountered during the course of the audit;

          viii.  any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company and their related risks;

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            ix.  with management and the independent auditors, the effect of regulatory and accounting initiatives as well as accounting principles and their alternatives that have a significant effect on the Company's financial statements;

             x.  any transactions or courses of dealing with parties related to the Company that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, or that are relevant to an understanding of the Company's financial statements; and

            xi.  any other matters related to the annual Company audit, including those matters that are required to be communicated to the Audit Committee under applicable law and generally accepted auditing standards.

Non-Audit Services Provided by Independent Auditors

        F.     The Audit Committee shall approve any audit services and any permissible non-audit services prior to the commencement of the services as set forth in the Sarbanes-Oxley Act. In making its pre-approval determination, the Audit Committee shall consider whether providing the non-audit services are compatible with maintaining the auditors' independence. If this pre-approval is delegated to an independent Audit Committee member or members, such member or members shall present a report of his or her decisions at the next scheduled Audit Committee meeting.

        G.    The following services may not be provided by the independent auditors contemporaneously with the audit:

              i.  bookkeeping or other services related to the accounting records or financial statements of the Company;

             ii.  financial information systems design and implementation;

            iii.  appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

            iv.  actuarial services;

             v.  internal audit outsourcing services;

            vi.  management functions or human resources;

           vii.  broker or dealer, investment adviser, or investment banking services;

          viii.  legal services and expert services unrelated to the audit; and

            ix.  any other service that the Public Company Accounting Oversight Board determines is impermissible.

Relationships with the Internal Audit Function

        H.    The Audit Committee shall:

              i.  be solely and directly responsible for the appointment, replacement, reassignment, or dismissal of the Company's internal auditors and shall ensure that others may not terminate the internal auditors without the Audit Committee's consent;

             ii.  confirm the independence of the individual or firm responsible for the Company's internal audit function;

            iii.  establish procedures to assess the effectiveness and performance of the internal auditors;

            iv.  establish and control the compensation and benefits of Company employees who report directly to the Audit Committee; and

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             v.  take steps that are, in the sole judgment of the Audit Committee, reasonable or necessary to ensure that the internal auditors are independent and the compensation and benefits allocated to the internal auditors are not subject to review or termination without the consent of the Audit Committee.

        I.     The Audit Committee shall consider and review with management and the Company's internal audit officer:

              i.  the Company's process for the internal control structure and procedures for financial reporting;

             ii.  the results of internal audits, management recommendation letters, reports of variance from the Company's internal controls, and report of the internal auditors;

            iii.  significant findings during the year and management's responses to them;

            iv.  significant difficulties encountered during the course of their audits, including any restrictions on the scope of their work or access to required information;

             v.  changes required in the planned scope of their audit plan; and

            vi.  the internal auditing department's compliance with the Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

Oversight of Corporate Compliance Function

        J.     The Audit Committee shall:

              i.  discuss significant risk exposures periodically with the independent auditors, management, and internal audit officers;

             ii.  review the steps and programs that management and the internal auditors have taken to identify, monitor, control and report such exposures;

            iii.  establish procedures whereby employees can confidentially and anonymously submit to the Audit Committee concerns or issues regarding the Company's accounting or auditing matters;

            iv.  establish procedures for the receipt, retention, and treatment of complaints regarding accounting or auditing matters, including their controls;

             v.  discuss with the independent auditors whether they believe or have any reason to believe that an illegal act has occurred, regardless of whether they believe it will materially affect the Company's financial statements;

            vi.  review any transactions with related parties and the procedures used to identify related parties;

           vii.  periodically require management, the internal audit officer, and the independent auditors to review and report and comment on significant Company risks or exposures and actions to minimize such risks or exposures;

          viii.  review the Company's Code of Ethics and the Disclosure Committee Charter and recommend any changes or additions;

            ix.  discuss periodically with management and evaluate the effectiveness of the program that management establishes to monitor compliance with the Company's Code of Ethics and laws and regulations;

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             x.  review with management the Company's policies and the management's tone to assess their effectiveness in encouraging the reporting of potential illegalities and questionable accounting or auditing matters;

            xi.  review management recommendations to the Board for changes that reflect changes in law or policy;

           xii.  review with the Company's legal counsel any legal matters that may materially affect the Company;

          xiii.  consider any emerging issues that the Audit Committee should become involved with in the future; and

          xiv.  obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

Audit Committee's Charter and Formalities

        K.    The Audit Committee shall:

              i.  review and reassess annually the adequacy of this Audit Committee Charter and recommend any changes to the Board;

             ii.  report periodically to the Board on the Audit Committee's activities and findings, including any issues regarding the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal auditors;

            iii.  keep appropriate minutes, with the advice of counsel; and

            iv.  take actions to assess its performance on an annual basis, such as retaining counsel, accountants or other consultants for the purpose of reviewing its performance.

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ANNUAL MEETING OF STOCKHOLDERS OF

ETS PAYPHONES, INC.

December 1, 2004

Please date, sign and mail your
proxy card in the envelope provided
as soon as possible or you may
vote by calling
1-800-PROXIES or 1-800-776-9437

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1 AND ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Director:			2.	Ratification of the appointment of Tauber & Balser, P.C. as the company's independent auditor.	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEE:
☐	FOR THE NOMINEE	☐	MICHAEL H. BUCK
☐	WITHHOLD AUTHORITY FOR THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐		I PLAN TO ATTEND THE ANNUAL MEETING ☐

Signature of Stockholder Date: Signature of Stockholder Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ADMISSION TICKET
ANNUAL MEETING OF STOCKHOLDERS OF

ETS PAYPHONES, INC.

December 1, 2004
1:00 p.m.

Wyndham Hotel
700 King Street
Wilmington, Delaware 19801
(302) 655-0400

PROXY	PROXY

ETS PAYPHONES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, having received Notice of Annual Meeting and Proxy Statement, hereby appoints Michael H. McClellan and David C. Jones, and each of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Common Stock of ETS PAYPHONES, INC. owned of record by the undersigned at the 2004 Annual Meeting of Stockholders to be held at Wyndham Hotel located at 700 King Street, Wilmington, Delaware 19801 on December 1, 2004 at 1:00 p. m. local time, and any adjournments or postponements thereof, in accordance with the directions marked on the reverse side hereof. The proxies, or each of them, in their or his sole discretion, are authorized to vote for the election of a person nominated to the Board of Directors if any nominee named herein becomes unable to serve or if for any reason whatsoever, another nominee is required, and the proxies, or each of them, in their or his sole discretion are further authorized to vote on other matters which may properly come before the 2004 Annual Meeting and any adjournments or postponements thereof.

        You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendation. The proxies cannot vote your shares unless you sign and return this card.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

ETS PAYPHONES, INC.

December 1, 2004

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
-OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1 AND ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Director:			2.	Ratification of the appointment of Tauber & Balser, P.C. as the company's independent auditor.	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEE:
☐	FOR THE NOMINEE	☐	MICHAEL H. BUCK
☐	WITHHOLD AUTHORITY FOR THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐		I PLAN TO ATTEND THE ANNUAL MEETING ☐

Signature of Stockholder Date: Signature of Stockholder Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

VOTING SECURITIES
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS
PROPOSAL 1 ELECTION OF DIRECTOR
OFFICERS, BOARD OF DIRECTORS AND COMMITTEES
MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
OTHER MATTERS
STOCKHOLDER PROPOSALS
APPENDIX I